United States
Securities And Exchange Commission
Washington, DC 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 11, 2012

Indiana Community Bancorp
(Exact Name of Registrant as Specified in Its Charter)

Indiana	000-18847	35-1807839
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

501 Washington Street, Columbus, Indiana		47201
(Address of Principal Executive Offices)		(Zip Code)

(812) 522-1592
(Registrant’s Telephone Number, Including Area Code)

NA
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

On June 11, 2012, Indiana Community Bancorp (the “Registrant”) issued a press release announcing that its Annual Meeting of Shareholders (the “Annual Meeting”) will be held on Tuesday, July 24, 2012 at 2:00 p.m.  The record date for determining shareholders of record entitled to vote at the meeting is June 15, 2012.  The date of the 2012 Annual Meeting will be more than 30 days after the anniversary of the 2011 annual meeting of shareholders.  In this regard, the Registrant also announced the advanced notice deadlines for proposals by shareholders for the Annual Meeting.  A copy of the press release is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

(d)  Exhibits.

Exhibit No.	Description
99.1	Press Release dated June 11, 2012

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: June 11, 2012	Indiana Community Bancorp

	By:	/s/ Mark T. Gorski
Mark T. Gorski
Executive Vice President and Chief Financial Officer